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                                                                   Exhibit 23.01


                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-3 of eUniverse, Inc. of our report dated May 21, 2001 which appears in this annual report on Form 10-K for the year ended March 31, 2001.



                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants

New York, New York
July 16, 2001